EXHIBIT 23.1

                           CONSENT OF INDEPENDENT
                        CERTIFIED PUBLIC ACCOUNTANTS
                       ------------------------------


   The Board of Directors
   First Mid-Illinois Bancshares, Inc.:

   We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 of First Mid-Illinois Bancshares, Inc. relating to the registration of 150,000 shares of its common stock, $4.00 par value.



                                      /s/ KPMG LLP
                                      -----------------------------------
                                      KPMG LLP



   Chicago, Illinois
   January 28, 2002